UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2005 (April 14, 2005)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 - 7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

(a) On April 14, 2005, Avery Dennison Corporation (the “Company”) issued a news release titled “Avery Dennison Revises Outlook for First Quarter 2005,” containing information concerning the Company’s preliminary financial results for the three months ended April 2, 2005. The full text of the news release is furnished herewith and attached hereto as Exhibit 99.1. The information in this Item 2.02 (and the exhibit attached hereto) is being furnished (not filed) under this Form 8-K. Additionally, the Company will discuss its financial results for the three months ended April 2, 2005 during a webcast and teleconference call on April 26, 2005 at 2:00 p.m. (EDT). To access this webcast and teleconference call, please go to our website at http://www.investors.averydennison.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	News Release dated April 14, 2005

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this report on Form 8-K and Exhibit 99.1 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; foreign exchange rates; worldwide and local economic conditions; selling prices; impact of legal proceedings, including the U.S. Department of Justice criminal investigation, as well as the European Commission and Canadian Department of Justice investigations, into competitive practices in the label stock industry (as well as a likely fine by the European Commission in respect of certain employee misconduct in Europe) and any related proceedings or lawsuits pertaining to these investigations or to the subject matter thereof; impact of epidemiological events on the economy and the Company’s customers and suppliers; successful integration of acquired companies, financial condition and inventory strategies of customers; development, introduction and acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company’s SEC filings.

The information presented in this news release reflects preliminary financial results.

The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) potential adverse developments in legal proceedings and/or investigations regarding competitive conditions in the label stock industry; (2) the degree to which higher raw material costs can be passed on to customers through price increases, without a significant loss of volume; (3) the impact of economic conditions on underlying demand for the Company’s products, particularly in the U.S. and Western Europe; and (4) availability and cost of certain components used to manufacture adhesives used in some products sold by the Company, an extended shortage of which could disrupt production, resulting in a potentially significant loss of revenue and earnings.

For a more detailed discussion of these and other factors, see the Exhibit 99.1 “Cautionary Statement For Purposes Of The Safe Harbor Provisions Of The Private Securities Litigation Reform Act Of 1995” in the Company’s Form 10-K, filed on March 17, 2005. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION
Date: April 15, 2005

	By:	/s/ Daniel R. O’Bryant
	Name:	Daniel R. O’Bryant
	Title:	Executive Vice President, Finance and Chief Financial Officer